Exhibit 99.1
Fidelity Southern Corporation ANNUAL SHAREHOLDERS' MEETING APRIL 23, 2009

2 Forward-Looking Statements This presentation includes forward-looking statements that reflect our current expectations relating to present or future trends or factors generally affecting the banking industry and specifically affecting our operations, markets and products. These forward-looking statements are subject to risks and uncertainties including, but not limited to real estate values in our markets; general business and economic conditions; our liquidity and sources of liquidity; the terms of the U.S. Treasury equity investment in us; the limitations imposed through our participation in the TARP Capital Purchase Program; the ability of the Treasury to unilaterally amend any provision of the purchase agreement; a deteriorating economy and its impact on operations and credit quality; unique risks associated with our construction and land development loans; our ability to raise capital; the impact of a recession on our consumer loan portfolio and its potential impact on our commercial portfolio; our ability to maintain and service relationships with automobile dealers and indirect automobile loan purchasers; the accuracy and completeness of information from customers and our counterparties; changes in the interest rate environment and their impact on our net interest margin; difficulties in maintaining quality loan growth; the effectiveness of our controls and procedures; our ability to and retain skilled people; greater competitive pressures among financial institutions in our market; changes in political, legislative and economic conditions; inflation; greater loan losses than historic levels and an insufficient allowance for loan losses; the volatility and limited trading of our common stock; and the impact of dilution on our common stock. This list is intended to identify some of the principal factors that could cause actual results to differ materially from those described in the forward-looking statements included herein and are not intended to represent a complete list of all risks and uncertainties in our business. Investors are encouraged to read the related section in our 2008 Annual Report on Form 10-K, including the "Risk Factors" set forth therein. Additional information and other factors that could affect future financial results are included in our filings with the Securities and Exchange Commission.

3 TROUBLED ASSET RELIEF PROGRAM (TARP) CAPITAL PURCHASE PROGRAM $48.2 MILLION IN 5% PREFERRED STOCK WARRANT TO PURCHASE 2.3 MILLION SHARES NO CASH DIVIDENDS

4 POLITICAL CLIMATE AIG - EX POST FACTO 328 TO 93 POLL - 53% BELIEVE IN CAPITALIST SYSTEM G20 - PURE EQUITY AS CAPITAL TRILLIONS (1?) PAID OUT TRILLIONS GUARANTEED MARCH 19 $1.450 TRILLION FNMA & FREDDIE, $300 BILLION TREASURY BONDS BOUGHT

5 POLITICAL CLIMATE (CONTINUED) SBA NOW GUARANTEES SOME LOANS 100% STRESS TESTS - TRANSPARENCY MARK TO MARKET - MARK TO MYTH WHITE HOUSE CALLS FOR PAY OVERSIGHT NATIONALIZATION - PRESIDENT NOT OPPOSED PHILOSOPHICALLY

6 FINANCIAL STABILITY PLAN TARP - TROUBLED ASSET RELIEF PROGRAM CPP - CAPITAL PURCHASE PROGRAM SIG - SPECIAL INVESTIGATOR GENERAL OFS - TREASURY OFFICE OF FINANCIAL STABILITY TLGP - FDIC TEMPORARY LIQUIDITY GUARANTEE PROGRAM TALF - TERM ASSET-BACKED SECURITIES LOAN FACILITY ARRA - AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 CAP - CAPITAL ASSISTANCE PROGRAM

7 LION PROFILE: Founded in 1973, Largest publicly traded community banking franchise headquartered in Atlanta $2.0 billion in total assets; 23 offices in Georgia, one in Florida Market cap~$25.9 million; Average daily volume~15,000 shares 9.8 million shares outstanding Insider ownership~36%; Institutional~33% Book value $8.80 Information as of March 31, 2009

8 ASSET GROWTH

9 BRANCH and ATM LOCATIONS

10 OTHER REAL ESTATE

11 NON-PERFORMING CONSTRUCTION LOANS

12 ALLOWANCE FOR LOAN LOSSES

13 EPS

14 DIVERSIFIED LOAN PORTFOLIO Commercial RE - Construction Commercial Mortgage Home Equity Indirect Auto Branch 136814 228578 209847 61827 54143 628724 16208 Excludes loans held-for-sale

15 COMMERCIAL LOANS OUTSTANDING

16 FIDELITY BANK 100% CRE THRESHOLD Loans Outstanding ($000's) 23.5% Decline Since 12-31-06 Source: FDIC call reports 100% of Capital Peer Bank data based on June 30, 2008 UBPR report for Peer Group 2, and only includes GA based banks on the list.

17 FIDELITY BANK 300% CRE THRESHOLD (EXCLUDES OWNER OCCUPIED) 19.5% Decline Since 12-31-06 Loans Outstanding ($000's) Source: FDIC call reports 300% of Capital Peer Bank data based on June 30, 2008 UBPR report for Peer Group 2, and only includes GA based banks on the list.

18 FSC REGULATORY CAPITAL RATIOS

19 "PURE" and "CORE" DEPOSITS

20 REMOTE DEPOSIT CAPTURE

21 NONINTEREST INCOME/TOTAL REVENUES Source: SNL Financial LC Peer Group's Commercial Bank's Headquartered in the Southeast with total assets between $1,656 million and $2,133 million.

22 INDIRECT AUTOMOBILE PRODUCTION

23 MORTGAGE LOANS CLOSED

24 SBA LENDERS

25 SBA LOANS OUTSTANDING

26 NET INTEREST MARGIN

27 REASONS TO INVEST IN FIDELITY Footprint - growing markets Diversified loan portfolio Solid Liquidity Capital Reserves Strong revenue sources Compelling stock price